JOHN HANCOCK CAPITAL SERIES
                               601 Congress Street
                              Boston, MA 02210-2805

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000

       Re:  Master Transfer Agency and Service Agreement

Ladies and Gentlemen:

    Pursuant to Section 11.01 of the Amended and Restated Master Transfer Agency and Service Agreement dated as of June 1, 1998 between John Hancock Capital Series (the "Trust") and John Hancock Signature Services, Inc. (the "Transfer Agent"), please be advised that the Trust has established a new series of its shares, namely, John Hancock Allocation Core Portfolio (the "Fund"), and please be further advised that the Trust desires to retain the Transfer Agent to render transfer agency services under the Amended and Restated Master Transfer Agency and Service Agreement for the Fund in accordance with the fee schedule attached as Exhibit A.

    Please state below whether you are willing to render such services in accordance with the fee schedule attached as Exhibit A.

                                       JOHN HANCOCK CAPITAL SERIES
                                       On behalf of
                                       John Hancock Allocation Core Portfolio



                                       By: /s/Keith F. Hartstein
                                           Keith F. Hartstein
                                           President and Chief Executive Officer

Dated:  September 19, 2005

    We are willing to render transfer agency services to John Hancock Allocation Core Portfolio in accordance with the fee schedule attached hereto as Exhibit A.

                                       JOHN HANCOCK SIGNATURE SERVICES, INC.



                                       By: /s/John Hatch
                                           John Hatch
                                           President and Chief Executive Officer

Dated:  September 19, 2005


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                          JOHN HANCOCK CAPITAL SERIES
                               601 Congress Street
                              Boston, MA 02210-2805

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000

       Re:  Master Transfer Agency and Service Agreement

Ladies and Gentlemen:

    Pursuant to Section 11.01 of the Amended and Restated Master Transfer Agency and Service Agreement dated as of June 1, 1998 between John Hancock Capital Series (the "Trust") and John Hancock Signature Services, Inc. (the "Transfer Agent"), please be advised that the Trust has established a new series of its shares, namely, John Hancock Allocation Growth + Value Portfolio (the "Fund"), and please be further advised that the Trust desires to retain the Transfer Agent to render transfer agency services under the Amended and Restated Master Transfer Agency and Service Agreement for the Fund in accordance with the fee schedule attached as Exhibit A.

    Please state below whether you are willing to render such services in accordance with the fee schedule attached as Exhibit A.

                                JOHN HANCOCK CAPITAL SERIES
                                On behalf of
                                John Hancock Allocation Growth + Value Portfolio



                                By:  /s/Keith F. Hartstein
                                     Keith F. Hartstein
                                     President and Chief Executive Officer

Dated:  September 19, 2005

    We are willing to render transfer agency services to John Hancock Allocation Growth + Value Portfolio in accordance with the fee schedule attached hereto as Exhibit A.

                                JOHN HANCOCK SIGNATURE SERVICES, INC.



                                By:  /s/John Hatch
                                     John Hatch
                                     President and Chief Executive Officer

Dated:  September 19, 2005